Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Meshflow Acquisition Corp. (the “Company”) on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Bartosz Lipiński, Chief Executive Officer, Chief Financial Officer and Chairman of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 17, 2026

/s/ Bartosz Lipiński
Bartosz Lipiński
Chief Executive Officer, Chief Financial Officer and Chairman
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)